Earnings Per Ordinary Share	12 Months Ended
Dec. 31, 2012
Earnings Per Ordinary Share [Abstract]
Earnings Per Ordinary Share

 23. Earnings per ordinary share

Basic and diluted earnings per share (EPS) is calculated by dividing net income by the weighted average of our ordinary shares outstanding. As disclosed in Note 18, there are 4.5 million share options and restricted shares outstanding under the NV Equity Plan, however the diluted earnings per ordinary share is insignificant and therefore not different from the basic earnings per ordinary share. The computations of basic and diluted earnings per ordinary share for the periods indicated below are shown in the following table:

	Year ended December 31, 2010	Year ended December 31, 2011	Year ended December 31, 2012
Net income for the computation of basic and diluted earnings per share	$207,573	$172,224	$163,655
Weighted average ordinary shares outstanding	114,952,639	146,587,752	131,492,057
Basic and diluted earnings per ordinary share	$1.81	$1.17	$1.24